UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2012

RED MOUNTAIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-54444	27-1739487
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

2515 McKinney Avenue, Suite 900
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 871-0400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K filed by Red Mountain Resources, Inc. on October 19, 2012 (“Original Filing”) is being filed to correct certain disclosures contained in Item 3.02 under the caption “Cross Border Stock Purchase Agreements.” Except to the extent modified, the foregoing item has not been amended, including to reflect other events occurring after the Original Filing or to modify or update those disclosures affected by subsequent events. Other events occurring after the filing of the Original Filing or other disclosures necessary to reflect subsequent events have been addressed in the Company’s reports filed with the Securities and Exchange Commission subsequent to the filing of the Original Filing.

Item 3.02 Unregistered Sales of Equity Securities

Cross Border Stock Purchase Agreements

On October 2, 2012, October 4, 2012 and October 17, 2012, Red Mountain Resources, Inc. (the “Company”) entered into stock purchase agreements with two stockholders of Cross Border Resources, Inc. (“Cross Border”) pursuant to which the stockholders agreed to sell an aggregate of 512,329 shares of common stock of Cross Border in exchange for the issuance of an aggregate of 1,024,658 shares of the Company’s common stock. The sale of the Company’s common stock was made in reliance on the private placement exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder. The sale of the Company’s common stock was conducted without general solicitation or general advertising, each of the purchasers represented that it was an “accredited investor” as defined in Rule 501 of Regulation D and each purchaser represented that the common stock was acquired for its own account and was not intended to be sold or disposed of in violation of securities laws. The common stock to be issued to the purchasers will also contain appropriate restricted stock legends.

As of October 17, 2012, the Company owned of record 6,415,262 shares of Cross Border common stock, representing 39.7% of the outstanding shares of common stock of Cross Border. In addition, as of October 17, 2012, the Company had outstanding stock purchase agreements pursuant to which it had agreed to acquire an additional 1,503,833 shares of Cross Border common stock and owned warrants to acquire an additional 2,136,164 shares of Cross Border common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 6, 2012

RED MOUNTAIN RESOURCES, INC.

		By:	/s/ Alan W. Barksdale
Alan W. Barksdale
Chief Executive Officer